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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

      I, Ronald J. Tassinari, President and Chief Executive Officer of American Vantage Companies (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (a) the Quarterly Report on Form 10-QSB of the Company for the three months ended October 31, 2003, to which this certification is an exhibit (the "Quarterly Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (b) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 12, 2003                /s/ Ronald J. Tassinari
                                        ----------------------------------------
                                        Ronald J. Tassinari,
                                        President and  Chief Executive Officer


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